SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              AUGUST 26, 2004
                                                              ---------------


                                KELLWOOD COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)


   Delaware                        000-07340                  36-2472410
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 (State of other jurisdiction     (Commission                (IRS Employer
       of incorporation)          File Number)              Identification No.)


600 Kellwood Parkway, St. Louis, Missouri                        63017
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (314) 576-3100
                                                     ---------------



                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02. AND ITEM 7.01.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND
REGULATION FD DISCLOSURE


         The following information is furnished pursuant to Item 2.02, " Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

         On August 26, 2004, Kellwood Company issued a press release setting forth its earnings for the quarter ending July 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                KELLWOOD COMPANY



Date:  August 26, 2004                      By: /s/ Thomas H. Pollihan
                                                --------------------------------
                                                Thomas H. Pollihan
                                                Senior Vice President, Secretary
                                                and General Counsel